VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
VAN KAMPEN CORE GROWTH FUND

Supplement dated May 29, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated December 30, 2008
and the Class I Shares and Class R Shares Prospectus
dated December 30, 2008

The Prospectuses are hereby supplemented as follows:

The Fund’s Board of Trustees has approved the suspension of the continuous offering of the Fund’s shares to new investors effective as of the close of business on June 12, 2009. The Fund may reopen sales of its shares to new investors at a later time. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CGSPT 5/09